UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – August 19, 2026
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
......(Address of principal executive offices).................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 19, 2026, Honeywell International Inc. (the “Company”) announced the appointment of Mr. Billal Hammoud, age 54, as President and CEO of Process Technology (“PT”), a component of the Company’s Process Automation & Technology reportable business segment, effective October 1, 2026. Mr. Hammoud currently serves as President and CEO of the Company’s Building Automation reportable business segment (“BA”), a position he has held since 2023. Prior to that role, he served as President and CEO of the Company’s Building Technologies reportable business segment and President and General Manager of the Company’s Smart Energy and Thermal Solutions businesses. He holds an MBA and a B.S. degree in Mechanical Engineering from Wayne State University. Mr. Hammoud will continue to be an executive officer of the Company, reporting to the Company’s Chairman and CEO, Mr. Vimal Kapur.

The Company also announced that Mr. Juan Picon, age 57, has been appointed to succeed Mr. Hammoud as President and CEO of BA, effective October 1, 2026. Mr. Picon currently serves as President of the Company’s Building Automation business in the Americas, a position he has held since October 2024. Prior to that role, Mr. Picon served in executive leadership roles at Sensata Technologies, WESCO Distribution, and General Cable and previously served more than 18 years at Honeywell in a variety of leadership positions across the Company's business segments, including its automation and controls business. Mr. Picon will be an executive officer of the Company, reporting to Mr. Kapur.

The current President and CEO of PT, Mr. Ken West, age 49, will depart from the Company on August 31, 2026.

Item 7.01    Regulation FD Disclosure

The Company issued the press release attached hereto as Exhibit 99.1 with respect to the matters set forth in Item 5.02 above.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit #	Description
99.1	Press release issued by Honeywell International Inc. on August 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 19, 2026	HONEYWELL INTERNATIONAL INC.

By: /s/ Su Ping Lu
Su Ping Lu
Senior Vice President, General Counsel and Corporate Secretary